                                        Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 14, 2023, is by and among PAR PETROLEUM, LLC, a Delaware limited liability company (the “Company”), PAR HAWAII, LLC, a Delaware limited liability company (“PHI”), HERMES CONSOLIDATED, LLC (d/b/a Wyoming Refining Company), a Delaware limited liability company (“Hermes”), and WYOMING PIPELINE COMPANY LLC, a Wyoming limited liability company (“WPC” and collectively, with the Company, PHI and Hermes, the “Borrowers”), the Guarantors party hereto, PAR PACIFIC HOLDINGS, INC., a Delaware corporation (the “Parent”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to that certain Amended and Restated Loan and Security Agreement, dated as of February 2, 2022, by and among the Borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent and as collateral agent for the Secured Parties (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and

WHEREAS, the Agent, the Borrowers, the Guarantors and the Required Lenders have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     Amendments to Credit Agreement.

1.1     Amendments to Section 1.1     Section 1.1 of the Credit Agreement is hereby amended to amend and restate the following definition as follows:

“Notes Proceeds Collateral Account: the Collateral Account, as defined in the Secured Notes Indenture as defined in the Secured Notes Indenture as in effect on the Closing Date and after the Secured Notes Indenture is terminated pursuant to the terms thereof, the Collateral Account as defined in the Term Loan Agreement.

Notes/Term Collateral: the Collateral, as defined in the Secured Notes Indenture as in effect on the Closing Date and after the Secured Notes Indenture is terminated pursuant to the terms thereof, the Collateral as defined in the Term Loan Agreement.

Term Loan Agreement: (i) that certain Term Loan and Guaranty Agreement, dated as of January 11, 2019, among Parent, the Company, Financeco, certain subsidiaries of the Company as guarantors, the lenders party thereto from time to time and Goldman Sachs Bank USA, as administrative agent or (ii) following the termination of the Term Loan and Guaranty Agreement referenced in clause (i) hereof, a term loan credit agreement, to be dated on or about March 1, 2023, among Parent, the Company, Financeco, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, BOFA Securities Inc., and MUFG Bank, LTD., as joint lead arrangers and joint bookrunners, and the financial institutions from time to time party thereto, in each case, as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time to the extent not prohibited by this Agreement.”

1.2     Amendment to Section 10.2.1(h). Clause (ii) of Section 10.2.1(h) of the Credit Agreement is hereby amended and restated as follows:

“(ii) Debt with respect to the Term Loan in an aggregate principal amount not to exceed $600,000,000.”

1.3     Amendment to Section 10.2.15. Section 10.2.15 of the Credit Agreement is hereby amended by amending and restating clause (c)(i) thereof as follows:

“(i) call, make or offer to make any optional or voluntary redemption of or otherwise optionally or voluntarily redeem (whether in whole or in part) the Secured Notes or voluntarily prepay the Term Loan; provided that the Company may (x) refinance, repurchase or redeem the Secured Notes and/or the Term Loan (1) with Refinancing Debt (other than an Intermediation Facility) as long as each Refinancing Condition is satisfied or (2) with the proceeds of the Term Loan pursuant to the Term Loan Agreement set forth in clause (ii) of the definition of Term Loan Agreement, (y) redeem any Secured Notes or voluntarily prepay the Term Loan in a principal amount not exceeding the cash proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of Parent that are contributed to the Company or (z) redeem any Secured Notes or voluntarily prepay the Term Loan if the Payment Conditions are satisfied,”
1.4    Amendment to Secured Notes Indenture References. Each reference in the Credit Agreement to “as defined in the Secured Notes Indenture” or other reference that requires use of a term or calculation in the Secured Notes Indenture is hereby amended to refer to “(as defined in the Secured Notes Indenture, until the satisfaction and discharge thereof, and thereafter, as defined in the Term Loan Agreement, and, to the extent not defined in the Term Loan Agreement, as defined in the Secured Notes Indenture immediately prior to the satisfaction and discharge thereof)” or otherwise reference, after the satisfaction and discharge of the Secured Notes Indenture, the Term Loan Agreement or, if not applicable to the Term Loan Agreement, the Secured Notes Indenture immediately prior to the satisfaction and discharge thereof.

SECTION 2.     Reaffirmation and Confirmation of Loan Documents. Each of the Obligors and other Guarantors hereby (a) acknowledges the existence, validity and enforceability of this Amendment, (b) confirms and ratifies all of its obligations under the Credit Agreement (immediately after giving effect to this Amendment), each Security Document and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Loan

Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all secured Obligations under the Credit Agreement, as modified pursuant to this Amendment. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Loan Documents (including each Security Document) refer to the Credit Agreement as amended and supplemented by this Amendment without impairing any such obligations or Liens in any respect.

SECTION 3.     Conditions to Effectiveness. This Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when the Agent shall have received from the Required Lenders, the Borrowers and the Guarantors, counterparts of this Amendment signed on behalf of such Person.

The Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

SECTION 4.     Representations and Warranties. Each Borrower hereby represents and warrants, as of the First Amendment Effective Date, that each of the representations and warranties contained in Section 9 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the First Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).

SECTION 5.    Effects on Loan Documents.

(a)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)The Obligors, the other Guarantors and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6.    Amendments; Execution in Counterparts.

(a)This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Borrower, any other Obligor or any other Guarantor that would require a waiver or consent of the Lenders or the Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Obligors, the other Guarantors, the Agent and the Required Lenders. This Amendment may be executed (including via electronic signature) by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 15.15 OF THE CREDIT AGREEMENT.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

BORROWERS:

PAR PETROLEUM, LLC
PAR HAWAII, LLC
HERMES CONSOLIDATED, LLC
WYOMING PIPELINE COMPANY LLC

By: /s/ Thor A. Nielsen
Name: Thor A. Nielsen
Title: VP & Treasurer

First Amendment To Amended And Restated Loan And Security Agreement

GUARANTORS:

PAR HAWAII REFINING, LLC
PAR PETROLEUM FINANCE CORP.
PAR TACOMA, LLC
U.S. OIL & REFINING CO.
MCCHORD PIPELINE CO.
USOT WA, LLC
PAR HAWAII SHARED SERVICES, LLC

By: /s/ Thor A. Nielsen
Name: Thor A. Nielsen
Title: VP & Treasurer

PAR PACIFIC HOLDINGS, INC.

By: /s/ Thor A. Nielsen
Name: Thor A. Nielsen
Title: VP & Treasurer

First Amendment To Amended And Restated Loan And Security Agreement

AGENT AND REQUIRED LENDERS:

BANK OF AMERICA, N.A.,
as Agent, Issuing Bank
and Lender

By: /s/ Mark Porter
Name: Mark Porter
Title: Senior Vice President

First Amendment To Amended And Restated Loan And Security Agreement

MUFG BANK, Ltd.
as a Lender

By: /s/ Todd Vaubel
Name: Todd Vaubel
Title: Director

First Amendment To Amended And Restated Loan And Security Agreement

Wells Fargo Bank, National Association,
as a Lender

By: /s/ Layne Deutscher
Name: Layne Deutscher
Title: Director

First Amendment To Amended And Restated Loan And Security Agreement

American Savings Bank
as a Lender

By: /s/ Liane Khim
Name: Liane Khim
Title: First Vice President
First Amendment To Amended And Restated Loan And Security Agreement